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                               SECOND AMENDMENT TO
                     LIMITED LIABILITY COMPANY AGREEMENT OF
                           WESTFIELD PARTNERS, L.L.C.

         This SECOND AMENDMENT to the LIMITED LIABILITY COMPANY AGREEMENT of WESTFIELD PARTNERS, L.L.C. (the "Company") is dated as of December 31, 1999, among WESTFIELD CAPITAL MANAGEMENT COMPANY, INC., a Massachusetts corporation, as the Manager, and the undersigned Members, comprising all of the Members of the Company, effective as of the date hereof.

                                   WITNESSETH:

         WHEREAS, the Manager and the Members entered into a Limited Liability Company Agreement dated as of July 7, 1999, as amended on December 1, 1999 (the "Agreement");

         WHEREAS, the Manager and the Members desire to revise the Agreement to grant additional discretion to the Manager to allocate Profit Sharing Income among the Manager and the Members;

         NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree and the Agreement is hereby amended as follows:

         1. DEFINITIONS. Terms used herein and not otherwise defined herein are used herein as defined in the Agreement.

         2. AMENDED PROVISIONS. Section 6.2 of the Agreement is hereby amended in its entirety to read:

         6.2 PROFIT SHARING INCOME. As of the last business day of each fiscal year for such fiscal year, the Manager shall allocate Profit Sharing Income as follows:

         6.2.1 65 percent of the Profit Sharing Income attributable to each Fund (or such lesser amount pursuant to Section 6.5) to the Capital Accounts of the Members other than the Manager. The amount of such allocation, if any, to the Capital Account of any particular Member is to be determined in the sole discretion of the Manager.

         6.2.2 10 percent of the Profit Sharing Income attributable to each Fund to the Capital Account of the Manager.
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         6.2.3    25 percent of the Profit Sharing Income attributable to each
                  Fund to the Capital Accounts of the Members, including the Capital Account of the Manager. The amount of such allocation, if any, to the Capital Account of any particular Member or the Manager is to be determined in the sole discretion of the Manager.

         3. Except as otherwise modified hereby, all other provisions of the Agreement are hereby ratified, confirmed and approved and remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned, have executed this Second Amendment as of the date first written above.

                                     MANAGER

                                     Westfield Capital Management Company, Inc.

                                     By:  ___________________________________
                                          Name:  Stephen C. Demirjian
                                          Title:    Senior Vice President

                                     MEMBERS

                                     -------------------
                                     C. Michael Hazard

                                     -------------------
                                     Arthur J. Bauernfeind

                                     -------------------
                                     Stephen C. Demirjian

                                     -------------------
                                     William A. Muggia

                                     -------------------
                                     B. Randall Watts